UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2016

CLEARBRIDGE

INTERNATIONAL GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Fund name change

Prior to December 31, 2015, the Fund followed different investment strategies and policies under the name ClearBridge Global Growth Trust. The Fund’s investment objective remains unchanged.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge International Growth Fund for the six-month reporting period ended April 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 27, 2016

II	ClearBridge International Growth Fund

Investment commentary

Economic review

The pace of U.S. economic activity moderated during the six months ended April 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in personal consumption expenditures (“PCE”) and less export activity. The U.S. Department of Commerce’s second reading for first quarter 2016 GDP growth — released after the reporting period ended — was 0.8%. This further slowdown was attributed to a number of factors, including a decrease in nonresidential fixed investment, a deceleration in PCE and a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. When the period ended in April 2016, unemployment was 5.0%, close to its lowest level since February 2008.

Turning to the global economy, in its April 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.5%, versus 1.6% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

ClearBridge International Growth Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016 and April 27, 2016, the Fed kept rates on hold.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 2014 through October 2015, with the last cut pushing rates down to 4.35%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market was volatile over the six months ended April 30, 2016. The market edged higher during the first month of the reporting period, but then declined over the next three months. This turnaround was triggered by a number of factors, including concerns about the fallout from moderating economic growth in China, uncertainties surrounding future Fed actions and several geopolitical issues. However, the market then rallied sharply in March 2016 and ticked modestly higher in April, as U.S. economic data was generally positive, oil prices moved higher and the Fed reduced its expectations for rate hikes in 2016. All told, for the six months ended April 30, 2016, the S&P 500 Indexv gained 0.43%.

Looking at the U.S. stock market more closely, mid-cap stocks, as measured by the Russell Midcap Indexvi, generated the strongest returns, as they gained 0.81% over the reporting period. In contrast, small-cap stocks generated the weakest results, with

IV	ClearBridge International Growth Fund

the Russell 2000 Indexvii falling 1.90%, whereas large-cap stocks, as measured by the Russell 1000 Indexviii, returned 0.22%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned -1.64% and 1.87%, respectively, during the six months ended April 30, 2016.

Q. How did the international stock market perform during the reporting period?

A. As was the case in the U.S., international equities were also volatile during the reporting period. Developed market equities, as measured by the MSCI EAFE Indexxi, declined over the first four months of the reporting period. While developed market equities rallied sharply in March and April 2016, it was not enough to offset their earlier losses. All told, the MSCI EAFE Index declined 3.07% during the six months ended April 30, 2016. Emerging market equities were not immune to the market’s gyrations, as the MSCI Emerging Markets Indexxii rose and fell in the same pattern as developed market equities during the reporting period. However, a double-digit rally in March 2016 and a small gain in April helped emerging market equities to nearly break even, as they generated a -0.13% return over the six months ended April 30, 2016.

Performance review

For the six months ended April 30, 2016, Class C shares of ClearBridge International Growth Fund*, excluding sales charges, returned -4.20%. The Fund’s new unmanaged benchmark, the MSCI EAFE Index and the former benchmark, the MSCI All Country World Index (“MSCI ACWI”)xiii, returned -3.07% and -0.94%, respectively, for the same period. The Lipper International Multi-Cap Growth Funds Category Average1 returned -2.60% over the same time frame.

Performance Snapshot as of April 30, 2016 (unaudited)
(excluding sales charges)	6 months
ClearBridge International Growth Fund*:
Class A	-3.87%
Class C	-4.20%
Class FI	-3.84%
Class R	-3.96%
Class I	-3.74%
MSCI EAFE Index	-3.07%
MSCI All Country World Index (MSCI ACWI)	-0.94%
Lipper International Multi-Cap Growth Funds Category Average[1]	-2.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 446 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge International Growth Fund	V

Investment commentary (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* Effective December 31, 2015, the Fund adopted an international growth investment strategy, replacing the Fund’s previous global growth strategy. In addition, at this time, the Fund’s name changed from ClearBridge Global Growth Trust to ClearBridge International Growth Fund and its benchmark changed. The Fund will normally invest primarily in common stocks of foreign companies. However, the Fund is not precluded from purchasing stocks of U.S. companies. The Fund’s investment objective remains unchanged.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.19%, 2.00%, 1.27%, 1.47% and 0.96%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares and 0.90% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 27, 2016

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact

VI	ClearBridge International Growth Fund

on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. The Fund may engage in derivative transactions, which involve special risks and costs and may increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiii

The MSCI All Country World Index is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

ClearBridge International Growth Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2016 and October 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Growth Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2015 and held for the six months ended April 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-3.87%	$1,000.00	$961.30	1.15%	$5.61	Class A	5.00%	$1,000.00	$1,019.14	1.15%	$5.77
Class C	-4.20	1,000.00	958.00	1.90	9.25	Class C	5.00	1,000.00	1,015.42	1.90	9.52
Class FI	-3.84	1,000.00	961.60	1.15	5.61	Class FI	5.00	1,000.00	1,019.14	1.15	5.77
Class R	-3.96	1,000.00	960.40	1.40	6.82	Class R	5.00	1,000.00	1,017.90	1.40	7.02
Class I	-3.74	1,000.00	962.60	0.90	4.39	Class I	5.00	1,000.00	1,020.39	0.90	4.52

2	ClearBridge International Growth Fund 2016 Semi-Annual Report

[1]	For the six months ended April 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

ClearBridge International Growth Fund 2016 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2016

ClearBridge International Growth Fund

Security	Shares	Value
Common Stocks — 99.5%
Consumer Discretionary — 8.2%
Hotels, Restaurants & Leisure — 0.3%
Telepizza Group SA	50,000	$352,103	*
Internet & Catalog Retail — 1.8%
ASOS PLC	41,030	2,156,591	*(a)
Leisure Products — 1.5%
Shimano Inc.	12,500	1,806,144	(a)
Media — 0.7%
APN Outdoor Group Ltd.	191,000	912,290	(a)
Specialty Retail — 1.4%
Industria de Diseno Textil SA	54,540	1,752,984	(a)
Textiles, Apparel & Luxury Goods — 2.5%
Pandora A/S	23,720	3,084,821	(a)
Total Consumer Discretionary		10,064,933
Consumer Staples — 11.5%
Beverages — 3.5%
Diageo PLC, ADR	24,080	2,608,587
Fomento Economico Mexicano SAB de CV, ADR	18,520	1,726,249
Total Beverages		4,334,836
Food Products — 3.0%
Nestle SA, ADR	50,130	3,738,194
Household Products — 2.2%
Reckitt Benckiser Group PLC	27,340	2,654,093	(a)
Personal Products — 2.8%
Shiseido Co., Ltd.	151,000	3,372,343	(a)
Total Consumer Staples		14,099,466
Energy — 4.8%
Energy Equipment & Services — 2.8%
Schlumberger Ltd.	43,090	3,461,851
Oil, Gas & Consumable Fuels — 2.0%
Suncor Energy Inc.	83,800	2,459,834
Total Energy		5,921,685
Financials — 19.3%
Banks — 6.2%
Banco Bilbao Vizcaya Argentaria SA, ADR	247,886	1,707,935
ING Group NV, CVA	244,200	2,994,748	(a)
KBC Groep NV	22,670	1,277,228	(a)
Mitsubishi UFJ Financial Group Inc.	343,000	1,564,055	(a)
Total Banks		7,543,966

See Notes to Financial Statements.

4	ClearBridge International Growth Fund 2016 Semi-Annual Report

ClearBridge International Growth Fund

Security	Shares	Value
Capital Markets — 2.2%
UBS Group AG, Registered Shares	157,100	$2,713,117	*
Diversified Financial Services — 8.9%
Deutsche Boerse AG	29,270	2,401,212	(a)
Hong Kong Exchanges & Clearing Ltd.	67,470	1,701,393	(a)
London Stock Exchange Group PLC	88,934	3,520,266	(a)
ORIX Corp.	232,800	3,246,852	(a)
Total Diversified Financial Services		10,869,723
Insurance — 2.0%
AXA SA	97,000	2,447,358	(a)
Total Financials		23,574,164
Health Care — 22.1%
Biotechnology — 0.1%
ProQR Therapeutics NV	18,100	100,093	*
Health Care Equipment & Supplies — 4.8%
Essilor International SA	16,800	2,175,913	(a)
Hoya Corp.	96,400	3,670,194	(a)
Total Health Care Equipment & Supplies		5,846,107
Life Sciences Tools & Services — 5.7%
ICON PLC	55,470	3,748,663	*
Mettler-Toledo International Inc.	8,950	3,203,652	*
Total Life Sciences Tools & Services		6,952,315
Pharmaceuticals — 11.5%
Allergan PLC	8,400	1,819,104	*
Eisai Co., Ltd.	19,100	1,178,787	(a)
Kyowa Hakko Kirin Co., Ltd.	65,096	1,156,563	(a)
Novo Nordisk A/S, ADR	67,000	3,737,930
Ono Pharmaceutical Co., Ltd.	65,800	2,937,523	(a)
Shire PLC	52,000	3,246,434	(a)
Total Pharmaceuticals		14,076,341
Total Health Care		26,974,856
Industrials — 14.5%
Aerospace & Defense — 2.0%
Safran SA	35,730	2,463,201	(a)
Airlines — 2.4%
Ryanair Holdings PLC, ADR	36,885	2,985,841
Electrical Equipment — 2.6%
Vestas Wind Systems A/S	43,610	3,122,785	(a)
Industrial Conglomerates — 1.3%
CK Hutchison Holdings Ltd.	130,000	1,553,808	(a)

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2016

ClearBridge International Growth Fund

Security	Shares	Value
Machinery — 1.8%
Atlas Copco AB, Class B Shares	85,220	$2,052,513	(a)
VAT Group AG	2,500	138,122	*(b)
Total Machinery		2,190,635
Road & Rail — 2.2%
Canadian Pacific Railway Ltd.	18,900	2,726,325
Trading Companies & Distributors — 2.2%
Wolseley PLC	47,920	2,683,136	(a)
Total Industrials		17,725,731
Information Technology — 12.9%
Internet Software & Services — 2.0%
Alibaba Group Holding Ltd., ADR	31,600	2,431,304	*
Semiconductors & Semiconductor Equipment — 4.8%
ARM Holdings PLC	161,000	2,211,007	(a)
ASML Holding NV	27,020	2,612,504	(a)
NXP Semiconductors NV	11,930	1,017,390	*
Total Semiconductors & Semiconductor Equipment		5,840,901
Software — 6.1%
Check Point Software Technologies Ltd.	32,090	2,659,298	*
Mobileye NV	38,910	1,484,417	*
SAP SE, ADR	30,570	2,403,413
Temenos Group AG, Registered Shares	18,350	950,515	(a)
Total Software		7,497,643
Total Information Technology		15,769,848
Materials — 4.1%
Chemicals — 3.0%
CHR Hansen Holding A/S	11,000	682,366	(a)
Novozymes A/S, Class B Shares	62,000	2,973,136	(a)
Total Chemicals		3,655,502
Containers & Packaging — 1.1%
Amcor Ltd.	115,000	1,345,455	(a)
Total Materials		5,000,957
Telecommunication Services — 2.1%
Wireless Telecommunication Services — 2.1%
Vodafone Group PLC	800,000	2,587,117	(a)
Total Investments before Short-Term Investments (Cost — $121,786,882)		121,718,757

See Notes to Financial Statements.

6	ClearBridge International Growth Fund 2016 Semi-Annual Report

ClearBridge International Growth Fund

Security	Rate	Shares	Value
Short-Term Investments — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $390,478)	0.468%	390,478	$390,478
Total Investments — 99.8% (Cost — $122,177,360#)			122,109,235
Other Assets in Excess of Liabilities — 0.2%			205,235
Total Net Assets — 100.0%			$122,314,470

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CVA	— Certificaaten van aandelen (Share Certificates)

Summary of Investments by Country**
Japan	15.5%
United Kingdom	12.9
Denmark	11.1
United States	9.7
Switzerland	8.4
Ireland	6.6
France	5.8
Netherlands	5.5
Canada	4.3
Germany	3.9
Spain	3.1
Hong Kong	2.7
Israel	2.2
China	2.0
Australia	1.9
Sweden	1.7
Mexico	1.4
Belgium	1.0
Short-Term Investments	0.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2016 and are subject to change.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2016

Assets:
Investments, at value (Cost — $122,177,360)	$122,109,235
Foreign currency, at value (Cost — $23,451)	23,453
Dividends and interest receivable	532,577
Other assets	100,744
Receivable for Fund shares sold	31,981
Prepaid expenses	48,493
Total Assets	122,846,483
Liabilities:
Payable for Fund shares repurchased	180,186
Trustees’ fees payable	101,823
Service and/or distribution fees payable	68,047
Investment management fee payable	53,784
Accrued expenses	128,173
Total Liabilities	532,013
Total Net Assets	$122,314,470
Net Assets:
Par value (Note 6)	$40
Paid-in capital in excess of par value	424,906,088
Accumulated net investment loss	(521,524)
Accumulated net realized loss on investments, written options and foreign currency transactions	(302,010,908)
Net unrealized appreciation (depreciation) on investments and foreign currencies	(59,226)
Total Net Assets	$122,314,470
Net Assets:
Class A	$16,875,155
Class C	$76,123,603
Class FI	$6,649,001
Class R	$161,096
Class I	$22,505,615
Shares Outstanding:
Class A	535,185
Class C	2,549,048
Class FI	202,484
Class R	5,031
Class I	662,360
Net Asset Value:
Class A (and redemption price)	$31.53
Class C*	$29.86
Class FI (and redemption price)	$32.84
Class R (and redemption price)	$32.02
Class I (and redemption price)	$33.98
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$33.45

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	ClearBridge International Growth Fund 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2016

Investment Income:
Dividends	$993,441
Interest	2,444
Less: Foreign taxes withheld	(105,523)
Total Investment Income	890,362

Expenses:
Service and/or distribution fees (Notes 2 and 5)	434,959
Investment management fee (Note 2)	432,444
Transfer agent fees (Note 5)	95,842
Registration fees	34,031
Audit and tax fees	22,923
Legal fees	17,254
Shareholder reports	15,400
Custody fees	13,694
Fund accounting fees	13,448
Trustees’ fees	6,097
Insurance	1,458
Fees recaptured by investment manager (Note 2)	16
Miscellaneous expenses	3,069
Total Expenses	1,090,635
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(99,675)
Net Expenses	990,960
Net Investment Loss	(100,598)

Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	11,566,052
Written options	447,333
Foreign currency transactions	(36,177)
Net Realized Gain	11,977,208
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(17,506,344)
Foreign currencies	14,140
Change in Net Unrealized Appreciation (Depreciation)	(17,492,204)
Net Loss on Investments, Written Options and Foreign Currency Transactions	(5,514,996)
Decrease in Net Assets From Operations	$(5,615,594)

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended April 30, 2016 (unaudited) and the Year Ended October 31, 2015	2016	2015

Operations:
Net investment loss	$(100,598)	$(112,478)
Net realized gain	11,977,208	13,974,262
Change in net unrealized appreciation (depreciation)	(17,492,204)	(14,201,922)
Decrease in Net Assets From Operations	(5,615,594)	(340,138)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	14,770,396	19,868,086
Cost of shares repurchased	(20,828,951)	(29,415,580)
Decrease in Net Assets From Fund Share Transactions	(6,058,555)	(9,547,494)
Decrease in Net Assets	(11,674,149)	(9,887,632)

Net Assets:
Beginning of period	133,988,619	143,876,251
End of period*	$122,314,470	$133,988,619
*Includes accumulated net investment loss of:	$(521,524)	$(420,926)

See Notes to Financial Statements.

10	ClearBridge International Growth Fund 2016 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]

Net asset value, beginning of period	$32.80	$32.60	$28.95	$22.81	$20.80	$19.81

Income (loss) from operations:
Net investment income	0.09	0.14	0.05	0.12	0.04	0.06
Net realized and unrealized gain (loss)	(1.36)	0.06	3.60	6.02	1.97	0.93
Total income (loss) from operations	(1.27)	0.20	3.65	6.14	2.01	0.99

Net asset value, end of period	$31.53	$32.80	$32.60	$28.95	$22.81	$20.80
Total return[4]	(3.87)%	0.61%[5]	12.61%	26.92%	9.61%	5.05%

Net assets, end of period (000s)	$16,875	$10,477	$10,021	$8,596	$9,425	$11,158

Ratios to average net assets:
Gross expenses	1.24%[6]	1.19%[7]	1.29%	1.33%	1.26%	1.24%
Net expenses[8,9]	1.15 [6]	1.15 [7]	1.15	1.15	1.15	1.15
Net investment income	0.56 [6]	0.42	0.16	0.46	0.17	0.30

Portfolio turnover rate	67%	39%	45%	43%	51%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.12% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.25% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.25% for the year ended October 31, 2015.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Semi-Annual Report	11

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]

Net asset value, beginning of period	$31.18	$31.22	$27.93	$22.17	$20.37	$19.54

Income (loss) from operations:
Net investment loss	(0.07)	(0.11)	(0.17)	(0.07)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	(1.25)	0.07	3.46	5.83	1.92	0.92
Total income (loss) from operations	(1.32)	(0.04)	3.29	5.76	1.80	0.83

Net asset value, end of period	$29.86	$31.18	$31.22	$27.93	$22.17	$20.37
Total return[4]	(4.20)%	(0.16)%[5]	11.78%	25.98%	8.78%	4.30%

Net assets, end of period (000s)	$76,124	$92,105	$104,110	$108,598	$112,266	$139,175

Ratios to average net assets:
Gross expenses	2.08%[6]	2.00%	2.06%	2.07%	2.01%	1.97%
Net expenses[7,8]	1.90 [6]	1.90	1.90	1.90	1.90	1.90
Net investment loss	(0.49) [6]	(0.36)	(0.58)	(0.30)	(0.58)	(0.45)

Portfolio turnover rate	67%	39%	45%	43%	51%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.67% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been -0.51% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -1.06% for the year ended October 31, 2015.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12	ClearBridge International Growth Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]

Net asset value, beginning of period	$34.16	$33.94	$30.15	$23.75	$21.66	$20.62

Income (loss) from operations:
Net investment income	0.04	0.16	0.05	0.12	0.04	0.06
Net realized and unrealized gain (loss)	(1.36)	0.06	3.74	6.28	2.05	0.98
Total income (loss) from operations	(1.32)	0.22	3.79	6.40	2.09	1.04

Net asset value, end of period	$32.84	$34.16	$33.94	$30.15	$23.75	$21.66
Total return[4]	(3.84)%	0.62%[5]	12.57%	26.95%	9.65%	5.04%

Net assets, end of period (000s)	$6,649	$10,884	$11,157	$11,108	$10,680	$13,110

Ratios to average net assets:
Gross expenses	1.43%[6,7]	1.27%[7]	1.39%	1.27%	1.33%	1.18%
Net expenses[8,9]	1.15 [6,7]	1.15 [7]	1.15	1.15	1.15	1.15
Net investment income	0.23 [6]	0.47	0.16	0.45	0.17	0.29

Portfolio turnover rate	67%	39%	45%	43%	51%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.00% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.09% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.56% for the year ended October 31, 2015.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]

Net asset value, beginning of period	$33.35	$33.23	$29.60	$23.37	$21.37	$20.40

Income (loss) from operations:
Net investment income (loss)	0.01	0.26	(0.01)	0.05	(0.02)	0.01
Net realized and unrealized gain (loss)	(1.34)	(0.14)	3.64	6.18	2.02	0.96
Total income (loss) from operations	(1.33)	0.12	3.63	6.23	2.00	0.97

Net asset value, end of period	$32.02	$33.35	$33.23	$29.60	$23.37	$21.37
Total return[4]	(3.96)%	0.33%[5]	12.26%	26.66%	9.36%	4.75%

Net assets, end of period (000s)	$161	$121	$34	$690	$1,421	$1,324

Ratios to average net assets:
Gross expenses	1.49%[6]	1.52%[7]	1.83%	1.85%	1.71%	1.91%
Net expenses[8,9]	1.40 [6]	1.40 [7]	1.40	1.40	1.40	1.40
Net investment income (loss)	0.08 [6]	0.79	(0.04)	0.19	(0.07)	0.05

Portfolio turnover rate	67%	39%	45%	43%	51%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.18% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been -0.03% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.18% for the year ended October 31, 2015.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

14	ClearBridge International Growth Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014	2013	2012	2011[3]

Net asset value, beginning of period	$35.30	$35.00	$31.00	$24.36	$22.17	$21.05

Income (loss) from operations:
Net investment income	0.09	0.25	0.14	0.19	0.10	0.13
Net realized and unrealized gain (loss)	(1.41)	0.05	3.86	6.45	2.09	0.99
Total income (loss) from operations	(1.32)	0.30	4.00	6.64	2.19	1.12

Net asset value, end of period	$33.98	$35.30	$35.00	$31.00	$24.36	$22.17
Total return[4]	(3.74)%	0.86%[5]	12.90%	27.26%	9.88%	5.32%

Net assets, end of period (000s)	$22,506	$20,402	$18,554	$17,777	$18,424	$19,572

Ratios to average net assets:
Gross expenses	1.00%[6]	0.96%[7]	1.02%	1.06%	0.96%	0.90%
Net expenses[8,9]	0.90 [6]	0.90 [7]	0.90	0.90	0.90	0.88
Net investment income	0.54 [6]	0.69	0.41	0.70	0.43	0.58

Portfolio turnover rate	67%	39%	45%	43%	51%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.37% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.49% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been 0.00% for the year ended October 31, 2015.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge International Growth Fund (formerly ClearBridge Global Growth Trust) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective December 31, 2015, the Fund’s name, principal investment strategy and benchmark were changed.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

16	ClearBridge International Growth Fund 2016 Semi-Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

ClearBridge International Growth Fund 2016 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$352,103	$9,712,830	—	$10,064,933
Consumer staples	8,073,030	6,026,436	—	14,099,466
Energy	5,921,685	—	—	5,921,685
Financials	4,421,052	19,153,112	—	23,574,164
Health care	12,609,442	14,365,414	—	26,974,856
Industrials	5,850,288	11,875,443	—	17,725,731
Information technology	9,995,822	5,774,026	—	15,769,848
Materials	—	5,000,957	—	5,000,957
Telecommunication services	—	2,587,117	—	2,587,117
Total long-term investments	$47,223,422	$74,495,335	—	$121,718,757
Short-term investments†	390,478	—	—	390,478
Total investments	$47,613,900	$74,495,335	—	$122,109,235

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended April 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2016, securities valued at $74,495,335 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value

18	ClearBridge International Growth Fund 2016 Semi-Annual Report

of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized

ClearBridge International Growth Fund 2016 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral

20	ClearBridge International Growth Fund 2016 Semi-Annual Report

terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2016, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the six months ended April 30, 2016, the Fund did not receive any commission rebates.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

ClearBridge International Growth Fund 2016 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge, LLC (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets

22	ClearBridge International Growth Fund 2016 Semi-Annual Report

of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.15%, 1.90%, 1.15%, 1.40% and 0.90%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

During the six months ended April 30, 2016, fees waived and/or expenses reimbursed amounted to $99,675.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at April 30, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I
Expires October 31, 2016	$15,898	$187,812	$13,753	$4,143	$28,070
Expires October 31, 2017	13,576	166,781	26,789	2,224	21,541
Expires October 31, 2018	4,511	104,825	16,238	68	10,981
Expires October 31, 2019	5,273	73,107	10,526	59	10,710
Total fee waivers/expense reimbursements subject to recapture	$39,258	$532,525	$67,306	$6,494	$71,302

For the six months ended April 30, 2016, ClearBridge recaptured $16 for Class FI.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2016, LMIS and its affiliates retained sales charges of $1,478 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$337

ClearBridge International Growth Fund 2016 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee may have selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees would be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$82,116,421
Sales	83,898,514

At April 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,169,973
Gross unrealized depreciation	(7,238,098)
Net unrealized depreciation	$(68,125)

During the six months ended April 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2015	—	—
Options written	1,588	$447,333
Options closed	—	—
Options exercised	—	—
Options expired	(1,588)	(447,333)
Written options, outstanding as of April 30, 2016	—	—

4. Derivative instruments and hedging activities

At April 30, 2016, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2016. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$447,333

24	ClearBridge International Growth Fund 2016 Semi-Annual Report

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$15,359	$4,538
Class C	410,004	70,965
Class FI	9,271	10,472
Class R	325	52
Class I	—	9,815
Total	$434,959	$95,842

For the six months ended April 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$5,273
Class C	73,107
Class FI	10,526
Class R	59
Class I	10,710
Total	$99,675

6. Shares of beneficial interest

At April 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	239,207	$7,291,634	95,036	$3,197,744
Shares repurchased	(23,428)	(728,432)	(83,019)	(2,785,266)
Net increase	215,779	$6,563,202	12,017	$412,478

ClearBridge International Growth Fund 2016 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares sold	43,241	$1,310,714	127,215	$4,036,300
Shares repurchased	(448,599)	(13,077,493)	(507,660)	(16,191,377)
Net decrease	(405,358)	$(11,766,779)	(380,445)	$(12,155,077)

Class FI
Shares sold	5,802	$190,133	189,919	$6,921,562
Shares repurchased	(121,969)	(4,133,425)	(199,943)	(6,611,216)
Net decrease	(116,167)	$(3,943,292)	(10,024)	$310,346

Class R
Shares sold	1,882	$61,414	2,960	$103,257
Shares repurchased	(477)	(15,321)	(359)	(12,251)
Net increase	1,405	$46,093	2,601	$91,006

Class I
Shares sold	170,638	$5,916,501	155,370	$5,609,223
Shares repurchased	(86,207)	(2,874,280)	(107,550)	(3,815,470)
Net increase	84,431	$3,042,221	47,820	$1,793,753

7. Capital loss carryforward

As of October 31, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(143,267,607)
10/31/2017	(170,704,490)
$(313,972,097)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates, except that under applicable tax rules, deferred capital losses, if any, which have no expiration date, must be used first to offset any such gains.

26	ClearBridge International Growth Fund 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2015 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment advisory and management agreement (the “Advisory Agreement”) with ClearBridge, LLC (the “Adviser”) and the sub-advisory agreement (“Sub-Advisory Agreement”) between the Adviser and Western Asset Management Company (“Western Asset”) pursuant to which Western Asset provides day-to-day management of that portion of the Fund’s cash and short-term investments allocated to Western Asset under the Sub-Advisory Agreement. (The Advisory Agreement and the Sub-Advisory Agreement are jointly referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), met on October 15, 2015, with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Trustees, in considering continuation of the Agreements. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel. The Board, including the Independent Trustees, at its November 2015 meeting, reviewed and evaluated the supplemental materials provided to assist the Board in considering continuation of the Agreements. The Independent Trustees further discussed continuation of the Agreements in an executive session with independent legal counsel on November 4, 2015.

In voting to approve continuation of the Agreements, the Board, including the Independent Trustees, considered whether continuation of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. The Board considered that although no assets were currently being allocated to Western Asset, the Adviser recommended that the Sub-Advisory Agreement with Western Asset be continued to permit allocation of assets to Western Asset at such time as the Adviser determined to be appropriate. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each of the Agreements are reasonable and fair and that it was in the best interests of the Fund and its shareholders to approve continuation of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser and available to be provided by Western Asset under the Advisory and Sub-Advisory Agreements, respectively. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by affiliates of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser. The Board’s evaluation of the services provided by the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser and the capabilities of Western Asset.

ClearBridge International Growth Fund	27

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial strength of the Adviser’s parent organization, Legg Mason, Inc.

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollar usage and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Broadridge, an independent provider of investment company data. The Board was provided a description of the methodology Broadridge used to determine the similarity of the Fund to the funds included in the Performance Universe. The Broadridge data also included a comparison of the Fund’s performance to the Fund’s designated benchmark. In addition, the trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its peer group and benchmark and had met with the Fund’s portfolio managers at in-person meetings during the year.

The Board noted the Fund’s favorable performance for Class C Shares for the one-, three- and five-year periods ended June 30, 2015, placing it in the second, third and second quintiles, respectively (the first quintile being the best performers and the fifth quintile being the worst performers). The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that, with respect to these factors, it was in the best interests of the Fund to approve continuation of the Agreements.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser. The Board noted that the Adviser, and not the Fund, would pay the fee to Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived by the Adviser which partially reduced the management fee owed to the Adviser under the Advisory Agreement) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

28	ClearBridge International Growth Fund

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, sets out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same asset class, including any subadvisory relationships with unaffiliated registered investment companies.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Broadridge as comparable to the Fund and with a broader universe of funds also selected by Broadridge. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were lower than median (first quintile) and that actual expenses for the Class C Shares were lower than the Broadridge expense group median (second quintile) and average and lower than the expense universe median and average.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2015 and 2014, which corresponds to Legg Mason’s fiscal year end. The Board also received certain information showing historical profitability for fiscal years 2011 through 2015. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets have grown and whether the Fund has appropriately benefited from any economies of scale. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Actual Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding amounts received by the Fund’s distributor and intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interests of the Fund.

ClearBridge International Growth Fund	29

ClearBridge

International Growth Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager/adviser

ClearBridge, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Growth Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge International Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at
1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013673 6/16 SR16-2792

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer
Date:	June 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive officer
Date:	June 17, 2016
By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Date:	June 17, 2016